July 19, 2012 Quarterly update FY 2012 third quarter Exhibit 99.2

Agenda
Introduction
Glen Ponczak, Vice President, Global Investor Relations
Overview
Steve Roell, Chairman and Chief Executive Officer
Business results and financial review
Bruce McDonald, Executive Vice President and Chief Financial Officer
Q&A
FORWARD-LOOKING STATEMENT
Johnson Controls, Inc. has made forward-looking statements in this document pertaining to its financial results for fiscal 2012 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements, other than statements of historical fact, are statements that are, or could be, deemed "forward-looking" statements and include terms such as "outlook," "expectations," "estimates" or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels, mix and schedules, energy and commodity prices, the strength of the U.S. or other economies, currency exchange rates, cancellation of or changes to commercial contracts, changes in the levels or timing of investments in commercial buildings as well as other factors discussed in Item 1A of Part I of the Company's most recent Form 10-k filing (filed November 22, 2011) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company.

2012 third quarter*
Sales: $10.6 billion
vs. $10.4 billion in Q3 2011
Segment income: $615 million
vs. $541 million in Q3 2011
Net income: $441 million
vs. $383 million in Q3 2011
EPS: $0.64 per diluted share
vs. $0.56 in Q3 2011

*Excludes non-recurring items in the 2012 and 2011 quarters
2012 third quarter
Challenging macro environment,
weak foreign currency
Revenue growth less than
expected
- Negative foreign exchange
impact of $515 million
Net income up 15% to record
$441 million, but lower than
previous guidance of 20%
earnings growth

North America auto production up 27% in Q3, but expected
to be up just 4% in Q4
European automotive industry production lower than
expected -- down 5% and weakening
Non-residential building markets not recovering
– N.A. institutional market:  declines in education and healthcare
– Europe: softness in southern region continues
Soft demand for automotive aftermarket batteries
Record high prices for battery “cores” used for recycling
– Typical:  receive one core for every aftermarket battery sold
– Soft aftermarket demand = few cores coming back
– Low core supply = higher prices
– Johnson Controls requires additional cores as initial feedstock for its South Carolina smelter, launching this summer

Challenging macro environment

2012 third quarter
Positives
Despite market challenges, market share gain and
significant profitability improvements in Building
Efficiency
– Segment income up 28%
• Double-digit increases in all five segments
– Segment margin up 160 basis points
Good opportunities in Asia for building and automotive
businesses
Record warm temperatures a positive to residential
HVAC demand—up 24%
High temperatures shorten battery life—eventual
positive for aftermarket battery demand this winter

Restructuring
– Q3:  $52 million
• Automotive ($11M)
• Building Efficiency ($41M)
– Additional restructuring actions likely
in Q4 2012
Continuing cost control initiatives

Revised Q4 outlook
0 – 5% year-over-year underlying
earnings growth
Reflects softness in key markets
Continuing battery trends: soft
aftermarket demand, higher
prices for lead to be recycled
General weakness in Europe
Continued operational issues in
automotive
We will continue to adjust as market
conditions warrant
Taking action to reflect market realities and to improve profitability

Despite short-term challenges and disruptions
Our mid- to long-term strategies and outlook are intact

Strong market position in SLI batteries;
ability to drive higher margins through
vertical integration
Investments in AGM battery technology
to support customer demand for start-
stop vehicles
Emerging market leadership in all three
businesses
Higher automotive margins via seating
metals strategy and core product
portfolio / standardization
Building Efficiency market share gains
through our ability to help customers
improve energy efficiency and reduce
greenhouse gas footprint

2012 third quarter
Building Efficiency
2012 2011
Net sales $3.8B $3.9B (2%)
Revenues up 1%, excluding foreign currency
Higher revenues in Asia, GWS
Europe, Latin America lower
Residential up 24%
Segment income $264M $207M 28%
Double-digit margin improvement in all five segments
– GWS up 86%, North America Service up 49%
Improved labor utilization
Benefits of service delivery technology investments
SG&A cost reduction initiatives

Commercial backlog
(at June 30, 2012)
Record $5.3B, up 7%
(ex. currency)

2012 third quarter
Power Solutions
2012 2011
Net sales $1.3B $1.3B     (3%)
Revenues up 2% excluding foreign currency
Shipments up 2%
– OE up 4%; aftermarket up 2%
Demand lower than expected
– Overall weakness in N.A. automotive aftermarket
Segment income $149M $163M     (9%)
Higher cost of purchasing spent “core” batteries for
recycling
– Building initial feedstock for new South Carolina smelter
Lower European production impacting ramp-up of
AGM demand

2012 third quarter
Automotive Experience
2012 2011
Net sales $5.5B $5.1B 7%
31% increase in North America vs. 27% higher
industry production
– 2011 quarter impacted by Japanese tsunami
Europe revenues flat
(excluding currency)
vs. 5% lower
industry production
Asia +24%
China sales (mostly non-consolidated): up 24% to $1.2 billion
Segment income* $202M $171M 18%
Higher production volumes in North America, Asia
Lower Europe production a negative
– Complicating efforts to reduce operational inefficiencies
associated with earlier launch difficulties
– South America unprofitable
Disappointing performance of metals business

Return on sales by
geography*
N. America:
6.6%
Europe:
-1.5%
Asia:
12.5%
*Excludes non-recurring items
(vs. 9.3% in 2011)
(vs. 1.9% in 2011)
(vs. 3.8% in 2011)

(in millions)
2012
(reported)
2011*
(excluding items)
%
change
2011
(reported)
Sales $10,581 $10,364 2% $10,364
Gross profit
% of sales
1,537
14.5%
1,550
15.0%
(1%) 1,550
15.0%
SG&A expenses 992 1,065 (7%) 1,094
Equity income 70 56 25% 56
Segment income $615 $541 14% $512
5.8% 5.2% 4.9%
Third quarter 2012
Financial highlights

FX – Euro to U.S. dollar average exchange rate at $1.28 in Q3 2012 vs. $1.44 in 2011
Sales – Excluding FX, sales up 7%
Gross profit – Higher volumes offset by business mix, higher lead costs and costs associated with launch difficulties
SG&A – Cost management initiatives
Equity income – Consolidation of hybrid business in 2012 and growth in Automotive Experience JVs
* 2011 excludes acquisition related costs of $29 million

Third quarter 2012
Financial highlights
Financing charges-net – Higher debt levels
Income tax provision – 2012 tax rate of 16.2% vs. 18.5% in 2011 due to a revised geographic mix of projected income

(in millions, except earnings per share)
2012*
(excluding
items)
2011*
(excluding
items)
2012
(reported)
2011
(reported)
Segment income $615 $541 $615 $512
Restructuring costs - - 52 -
Financing charges - net 59 43 59 43
Income before taxes 556 498 504 469
Income tax provision 90 92 62 89
Net income 466 406 442 380
Income attributable to non-controlling interests 25 23 25 23
Net income attributable to JCI $441 $383 $417 $357
Diluted earnings per share $0.64 $0.56 $0.61 $0.52
* 2012 excludes restructuring charges of $52 million  ($46 million net of tax) and non-recurring tax benefits of $22 million;  2011 excludes acquisition -related costs of $29 million ($26 million net of tax)

2012 third quarter
Balance sheet

Cash provided by operations of $619 million
Increased capital spending to $447 million,
22% higher than 2011
60 bps improvement in trade working capital
as a percentage of sales (6.7% in Q3 2012 vs.
7.3% in 2011)
Continue to focus on improvements in trade
working capital
Net debt / total capitalization 34%
Pension update
– Year-over-year funded position continues to
improve
– Intend to adopt market-to-market
methodology in Q4 2012

Focus
Right-size headcount and underlying
cost structure
Divestment of underperforming/non-core
businesses
Footprint changes in certain geographies
Consolidation of operations
Improve profitability
FY 2013 analyst meeting
New York
December / January
Clarity on U.S. and Europe
fiscal and monetary polices
Adjusting to changes in market conditions